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EXHIBIT 99

CERTIFICATION OF PERIODIC REPORT

        The undersigned Jeffery S. Fraser and Eric J. Bur of NIC Inc. (the "Company"), each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 11-K of the Company for the year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the 1999 National Information Consortium Employee Stock Purchase Plan.

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 27, 2003

/s/ JEFFERY S. FRASER Jeffery S. Fraser Chief Executive Officer
/s/ ERIC J. BUR Eric J. Bur Chief Financial Officer

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CERTIFICATION OF PERIODIC REPORT